    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 2, 1998


                                                      REGISTRATION NO. 333-64467

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                AMENDMENT NO. 1


                                       TO

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                                KELLOGG COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                      DELAWARE                                                38-0710690
            (STATE OR OTHER JURISDICTION                         (IRS EMPLOYER IDENTIFICATION NUMBER)
          OF INCORPORATION OR ORGANIZATION)

                            ------------------------

                 ONE KELLOGG SQUARE                                        RICHARD M. CLARK
            BATTLE CREEK, MICHIGAN 49016                        SENIOR VICE PRESIDENT, GENERAL COUNSEL
                   (616) 961-2000                                            AND SECRETARY
     (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE                            KELLOGG COMPANY
    NUMBER, INCLUDING AREA CODE, OF REGISTRANT'S                          ONE KELLOGG SQUARE
                       PRINCIPAL                                     BATTLE CREEK, MICHIGAN 49016
                 EXECUTIVE OFFICES)                                         (616) 961-2181
                                                           (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE
                                                          NUMBER, INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                            ------------------------

                                   COPIES TO:
                                 EDWARD S. BEST
                              MAYER, BROWN & PLATT
                            190 SOUTH LASALLE STREET
                            CHICAGO, ILLINOIS 60603
                                 (312) 782-0600
                            ------------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

    If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box. [ ]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
------------

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                            ------------------------


    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

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


                                EXPLANATORY NOTE



     This Amendment No. 1 to Registration Statement on Form S-3 is being filed solely for the purpose of filing certain exhibits to the Registration Statement which were not included in the original filing.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement or amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Battle Creek, Michigan on the 1st day of October 1998.


                                          KELLOGG COMPANY

                                          By:          ARNOLD G. LANGBO

                                             -----------------------------------
                                                      Arnold G. Langbo
                                                  Chairman of the Board and
                                                   Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


                    NAME                            DATE                      POSITION
                    ----                            ----                      --------
              ARNOLD G. LANGBO                 October 1, 1998  Chairman of the Board and
---------------------------------------------                   Chief Executive Officer; Director
              Arnold G. Langbo                                  (Principal Executive Officer)

               JOHN R. HINTON                  October 1, 1998  Executive Vice President --
---------------------------------------------                   Administration and
               John R. Hinton                                   Chief Financial Officer (Principal
                                                                Financial Officer)

                 ALAN TAYLOR                   October 1, 1998  Vice President -- Corporate
---------------------------------------------                   Controller
                 Alan Taylor                                    (Principal Accounting Officer)

                      *                        October 1, 1998  Director
---------------------------------------------
           Dr. Benjamin S. Carson

                      *                        October 1, 1998  Director
---------------------------------------------
             Carleton S. Fiorina

                      *                        October 1, 1998  Director
---------------------------------------------
             Claudio X. Gonzalez

                      *                        October 1, 1998  Director
---------------------------------------------
                 Gordon Gund

                      *                        October 1, 1998  Director
---------------------------------------------
               Dorothy Johnson

                      *                        October 1, 1998  Director
---------------------------------------------
             William E. LaMothe

                    NAME                            DATE                      POSITION
                    ----                            ----                      --------
                      *                        October 1, 1998  Director
---------------------------------------------
               Ann McLaughlin

                      *                        October 1, 1998  Director
---------------------------------------------
              J. Richard Munro

                      *                        October 1, 1998  Director
---------------------------------------------
              Harold A. Poling

                      *                        October 1, 1998  Director
---------------------------------------------
          Dr. William C. Richardson

                      *                        October 1, 1998  Director
---------------------------------------------
             Donald H. Rumsfeld

                      *                        October 1, 1998  Director
---------------------------------------------
            Dr. John L. Zabriskie


*By:       RICHARD M. CLARK
     ---------------------------
          Richard M. Clark
          Attorney-in-Fact

                                 EXHIBIT INDEX


EXHIBIT
NUMBER                             DESCRIPTION
-------                            -----------

  1.1      Form of Underwriting Agreement
  5.1 Opinion of Richard M. Clark, Esq., as to the validity of the Securities*
 12.1      Computation of Ratio of Earnings to Fixed Charges*
 23.1      Consent of PricewaterhouseCoopers LLP*
 24.1      Powers of Attorney
 25.1      Form T-1 Statement of Eligibility of Harris Trust and
           Savings Bank*


---------------

* Previously filed.